Exhibit 99.1

NEWS RELEASE
FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION, CONTACT:
October 24, 2017	David D. Brown
(276) 326-9000

First Community Bancshares, Inc. Announces Third Quarter 2017 Results

and Quarterly Dividend

Bluefield, Virginia – First Community Bancshares, Inc. (NASDAQ: FCBC) (www.firstcommunitybank.com) (the “Company”) today reported its unaudited results of operations and other financial information for the quarter and nine months ended September 30, 2017. The Company reported net income available to common shareholders of $7.65 million, or $0.45 per diluted common share for the quarter ended September 30, 2017, which represents a 21.62% increase in per share diluted earnings compared to the same quarter of 2016. Net income available to common shareholders was $20.27 million, or $1.19 per diluted common share for the nine months ended September 30, 2017, which represents an 11.21% increase in per share diluted earnings compared to the same period of 2016.

The Company also announced today that the Board of Directors declared a quarterly cash dividend to common shareholders of eighteen cents ($0.18) per common share. The quarterly dividend is payable to common shareholders of record on November 3, 2017, and is expected to be paid on or about November 17, 2017. The current year marks the 32nd consecutive year of cash dividends paid to stockholders.

Third Quarter 2017 Highlights

●	Income Statement
o	Net income available to common shareholders increased $1.27 million, or 19.88%, to $7.65 million compared to the same quarter of 2016.
o	Return on average assets increased 26 basis points to 1.29% and return on average common equity increased 103 basis points to 8.61% compared to the same quarter of 2016.
o	The non-GAAP efficiency ratio improved to 54.68% compared to 62.45% in the same quarter of 2016.
o	Diluted earnings per share increased $0.08, or 21.62%, to $0.45 compared to the same quarter of 2016.
o	Net interest margin increased 30 basis points to 4.25%, and normalized net interest margin increased 23 basis points to 4.00% compared to the same quarter of 2016.

●	Balance Sheet
o	Net charge-offs decreased $456 thousand, or 33.68%, to $898 thousand for the nine months ended September 30, 2017, compared to the same period of 2016.
o	Book value per common share increased $0.81 to $20.76 compared to December 31, 2016.
o	Tangible book value per common share increased $0.85 to $14.74 compared to December 31, 2016.
o	The Company and its subsidiary bank both significantly exceed regulatory “well capitalized” targets as of September 30, 2017.

Non-GAAP Financial Measures

The Company prepares its financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”). This press release also refers to certain non-GAAP financial measures that the Company believes provide investors with important information, when used in conjunction with results presented in accordance with GAAP, regarding its operational performance. The Company’s non-GAAP financial measures presented in this release include core earnings, the efficiency ratio, tangible book value per common share, average tangible common equity, and normalized net interest margin. Management believes that core earnings provide the Company and investors a valuable tool to evaluate the Company’s financial results. Management believes that the efficiency ratio provides important information about the Company’s operating expense control and efficiency of operations. Management also believes this ratio focuses attention on the core operating performance of the Company over time and is highly useful in comparing period-to-period operating performance of core business operations. The efficiency ratio used by the Company may not be comparable to efficiency ratios reported by other financial institutions. The reconciliations of these measures to GAAP measures are provided within this news release.

About First Community Bancshares, Inc.

First Community Bancshares, Inc., a financial holding company headquartered in Bluefield, Virginia, provides banking products and services through its wholly owned subsidiary First Community Bank. First Community Bank operated 44 branch banking locations in Virginia, West Virginia, North Carolina, and Tennessee as of September 30, 2017. First Community Bank provides insurance services through First Community Insurance Services, which operates 6 in-branch locations in Virginia and West Virginia and offers wealth management and investment advice through its Trust Division and First Community Wealth Management, which collectively managed $936 million in combined assets as of September 30, 2017. The Company reported consolidated assets of $2.37 billion as of September 30, 2017. The Company’s common stock is listed on the NASDAQ Global Select Market under the trading symbol, “FCBC”. Additional investor information is available on the Company’s website at www.fcbinc.com.

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports including, but not limited to, the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Financial Performance

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
(Amounts in thousands, except share and per share data)	2017	2017	2017	2016	2016	2017	2016
Interest income
Interest and fees on loans	$22,694	$22,914	$21,827	$21,956	$21,952	$67,435	$65,762
Interest on securities	1,080	1,170	1,206	1,362	1,643	3,456	5,491
Interest on deposits in banks	275	221	159	98	26	655	55
Total interest income	24,049	24,305	23,192	23,416	23,621	71,546	71,308
Interest expense
Interest on deposits	1,275	1,233	1,166	1,145	1,133	3,674	3,334
Interest on borrowings	724	778	885	1,314	1,367	2,387	4,051
Total interest expense	1,999	2,011	2,051	2,459	2,500	6,061	7,385
Net interest income	22,050	22,294	21,141	20,957	21,121	65,485	63,923
Provision for (recovery of) loan losses	730	934	492	500	(1,154)	2,156	755
Net interest income after provision (recovery)	21,320	21,360	20,649	20,457	22,275	63,329	63,168
Total noninterest income	7,135	5,475	5,691	6,238	5,895	18,301	20,828
Total noninterest expense	16,909	17,458	17,083	16,653	18,557	51,450	56,093
Income before income taxes	11,546	9,377	9,257	10,042	9,613	30,180	27,903
Income tax expense	3,894	2,959	3,055	3,638	3,230	9,908	9,181
Net income available to common shareholders	$7,652	$6,418	$6,202	$6,404	$6,383	$20,272	$18,722

Earnings per common share
Basic	$0.45	$0.38	$0.36	$0.38	$0.37	$1.19	$1.07
Diluted	0.45	0.38	0.36	0.38	0.37	1.19	1.07
Cash dividends per common share	0.18	0.16	0.16	0.16	0.16	0.50	0.44
Weighted average shares outstanding
Basic	17,005,654	16,998,125	16,998,125	16,891,010	17,031,074	17,005,350	17,433,406
Diluted	17,082,729	17,072,174	17,072,174	17,043,869	17,083,526	17,076,958	17,475,211
Performance ratios
Return on average assets	1.29%	1.08%	1.06%	1.05%	1.03%	1.14%	1.01%
Return on average common equity	8.61%	7.41%	7.35%	7.49%	7.58%	7.80%	7.40%
Return on average tangible common equity(1)	12.13%	10.51%	10.50%	10.75%	11.07%	11.06%	10.76%

(1)	A non-GAAP financial measure defined as average stockholders’ equity less average goodwill, other intangibles, and preferred stock liquidation preference

RECONCILIATION OF GAAP NET INCOME TO CORE EARNINGS (Unaudited)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
	2017	2017	2017	2016	2016	2017	2016
(Amounts in thousands, except per share data)
Net income, GAAP	$7,652	$6,418	$6,202	$6,404	$6,383	$20,272	$18,722
Non-GAAP adjustments:
Net gain on divestitures	-	-	-	(619)	(3,065)	-	(3,065)
Allowance reversal for sold loans	-	-	-	-	(1,354)	-	(1,354)
Merger, acquisition, and divestiture expense	-	-	-	55	226	-	675
Net loss (gain) on sale of securities	-	657	-	(388)	(25)	657	53
Net impairment losses	-	-	-	-	4,635	-	4,646
Other non-core items	34	(174)	(18)	(48)	(264)	(158)	(504)
Total adjustments to core earnings	34	483	(18)	(1,000)	153	499	451
Tax effect	12	345	(7)	(708)	56	350	166
Core earnings, non-GAAP(1)	$7,674	$6,556	$6,191	$6,112	$6,480	$20,421	$19,007

Core diluted earnings per common share	$0.45	$0.38	$0.36	$0.36	$0.38	$1.19	$1.09
Performance ratios
Core return on average assets	1.29%	1.11%	1.06%	1.01%	1.05%	1.15%	1.03%
Core return on average common equity	8.63%	7.57%	7.33%	7.15%	7.70%	7.86%	7.51%
Core return on average tangible common equity(2)	12.16%	10.74%	10.48%	10.26%	11.24%	11.14%	10.92%

(1)	Excludes gains, losses, and impairment losses on securities; goodwill and intangible impairment; taxes; and other non-recurring income and expense items from net income
(2)	A non-GAAP financial measure defined as average stockholders’ equity less average goodwill, other intangibles, and preferred stock liquidation preference

Net Interest Income and Margin

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Three Months Ended September 30,
	2017			2016
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)	$1,843,612	$22,765	4.90%	$1,820,899	$21,974	4.80%
Securities available for sale	157,038	1,373	3.47%	266,162	1,941	2.90%
Securities held to maturity	25,199	106	1.67%	72,210	189	1.04%
Interest-bearing deposits	73,802	275	1.48%	19,025	26	0.54%
Total earning assets	2,099,651	24,519	4.63%	2,178,296	24,130	4.41%
Other assets	258,763			282,310
Total assets	$2,358,414			$2,460,606

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$384,594	$89	0.09%	$337,893	$60	0.07%
Savings deposits	518,355	43	0.03%	523,503	62	0.05%
Time deposits	509,251	1,143	0.89%	529,344	1,011	0.76%
Total interest-bearing deposits	1,412,200	1,275	0.36%	1,390,740	1,133	0.32%
Borrowings
Federal funds purchased	-	-	-	3,696	6	0.65%
Retail repurchase agreements	58,194	10	0.07%	64,385	12	0.07%
Wholesale repurchase agreements	25,000	203	3.22%	50,000	473	3.76%
FHLB advances and other borrowings	50,000	511	4.05%	133,838	876	2.60%
Total borrowings	133,194	724	2.16%	251,919	1,367	2.16%
Total interest-bearing liabilities	1,545,394	1,999	0.51%	1,642,659	2,500	0.61%
Noninterest-bearing demand deposits	440,227			462,588
Other liabilities	20,101			20,462
Total liabilities	2,005,722			2,125,709
Stockholders' equity	352,692			334,897
Total liabilities and stockholders' equity	$2,358,414			$2,460,606
Net interest income, FTE		$22,520			$21,630
Net interest rate spread			4.12%			3.80%
Net interest margin			4.25%			3.95%

(1)	Fully taxable equivalent ("FTE") basis based on the federal statutory rate of 35%
(2)	Nonaccrual loans are included in average balances; however, no related interest income is recorded during the period of nonaccrual.

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Nine Months Ended September 30,
	2017			2016
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)	$1,841,981	$67,645	4.91%	$1,775,744	$65,836	4.95%
Securities available for sale	162,198	4,312	3.55%	318,891	6,403	2.68%
Securities held to maturity	35,578	382	1.44%	72,350	575	1.06%
Interest-bearing deposits	66,069	655	1.33%	13,288	55	0.55%
Total earning assets	2,105,826	72,994	4.63%	2,180,273	72,869	4.47%
Other assets	264,333			287,784
Total assets	$2,370,159			$2,468,057

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$384,265	$301	0.10%	$339,920	$177	0.07%
Savings deposits	523,219	114	0.03%	533,799	191	0.05%
Time deposits	513,072	3,259	0.85%	527,056	2,966	0.75%
Total interest-bearing deposits	1,420,556	3,674	0.35%	1,400,775	3,334	0.32%
Borrowings
Federal funds purchased	2	-	0.00%	5,393	26	0.64%
Retail repurchase agreements	61,951	31	0.07%	69,347	37	0.07%
Wholesale repurchase agreements	25,000	602	3.22%	50,000	1,410	3.77%
FHLB advances and other borrowings	57,357	1,754	4.09%	124,803	2,578	2.76%
Total borrowings	144,310	2,387	2.21%	249,543	4,051	2.17%
Total interest-bearing liabilities	1,564,866	6,061	0.52%	1,650,318	7,385	0.60%
Noninterest-bearing demand deposits	435,825			457,250
Other liabilities	21,905			22,581
Total liabilities	2,022,596			2,130,149
Stockholders' equity	347,563			337,908
Total liabilities and stockholders' equity	$2,370,159			$2,468,057
Net interest income, FTE		$66,933			$65,484
Net interest rate spread			4.12%			3.87%
Net interest margin			4.25%			4.01%

(1)	Fully taxable equivalent ("FTE") basis based on the federal statutory rate of 35%
(2)	Nonaccrual loans are included in average balances; however, no related interest income is recorded during the period of nonaccrual.

RECONCILIATION OF GAAP NET INTEREST MARGIN TO NON-GAAP NORMALIZED NET INTEREST MARGIN (Unaudited)

	Three Months Ended September 30,
	2017		2016
(Amounts in thousands)	Interest(1)	Average Yield/ Rate(1)	Interest(1)	Average Yield/ Rate(1)
Earning assets
Loans(2)	$22,765	4.90%	$21,974	4.80%
Accretion income	1,925		1,683
Less: cash accretion income	548		699
Non-cash accretion income	1,377		984
Loans, normalized(3)	21,388	4.60%	20,990	4.59%
Other earning assets	1,754	2.72%	2,156	2.40%
Total earning assets	23,142	4.37%	23,146	4.23%
Total interest-bearing liabilities	1,999	0.51%	2,500	0.61%
Net interest income, FTE(3)	$21,143		$20,646
Net interest rate spread, normalized(3)		3.86%		3.62%
Net interest margin, normalized(3)		4.00%		3.77%

(1)	FTE basis based on the federal statutory rate of 35%
(2)	Nonaccrual loans are included in average balances; however, no related interest income is recorded during the period of nonaccrual.
(3)	Normalized totals are non-GAAP financial measures that exclude non-cash loan interest accretion related to PCI loans.

	Nine Months Ended September 30,
	2017		2016
(Amounts in thousands)	Interest(1)	Average Yield/ Rate(1)	Interest(1)	Average Yield/ Rate(1)
Earning assets
Loans(2)	$67,645	4.91%	$65,836	4.95%
Accretion income	6,243		6,183
Less: cash accretion income	1,986		2,290
Non-cash accretion income	4,257		3,893
Loans, normalized(3)	63,388	4.60%	61,943	4.66%
Other earning assets	5,349	2.71%	7,033	2.32%
Total earning assets	68,737	4.36%	68,976	4.23%
Total interest-bearing liabilities	6,061	0.52%	7,385	0.60%
Net interest income, FTE(3)	$62,676		$61,591
Net interest rate spread, normalized(3)		3.84%		3.63%
Net interest margin, normalized(3)		3.98%		3.77%

(1)	FTE basis based on the federal statutory rate of 35%
(2)	Nonaccrual loans are included in average balances; however, no related interest income is recorded during the period of nonaccrual.
(3)	Normalized totals are non-GAAP financial measures that exclude non-cash loan interest accretion related to PCI loans.

Noninterest Income and Expense

CONDENSED QUARTERLY STATEMENTS OF INCOME (Unaudited)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
(Amounts in thousands)	2017	2017	2017	2016	2016	2017	2016
Noninterest income
Wealth management	$758	$791	$790	$681	$653	$2,339	$2,147
Service charges on deposits	3,605	3,360	3,113	3,442	3,494	10,078	10,146
Other service charges and fees	2,141	2,168	2,078	2,014	2,024	6,387	6,088
Insurance commissions	306	325	373	59	1,592	1,004	5,383
Net impairment losses recognized in earnings	-	-	-	-	(4,635)	-	(4,646)
Net gain (loss) on sale of securities	-	(657)	-	388	25	(657)	(53)
Net FDIC indemnification asset amortization	(268)	(1,586)	(1,332)	(1,618)	(1,369)	(3,186)	(3,856)
Net gain on divestitures	-	-	-	619	3,065	-	3,065
Other operating income	593	1,074	669	653	1,046	2,336	2,554
Total noninterest income	7,135	5,475	5,691	6,238	5,895	18,301	20,828
Noninterest expense
Salaries and employee benefits	9,137	9,157	8,884	9,411	9,828	27,178	30,501
Occupancy expense	1,082	1,341	1,248	1,158	1,249	3,671	4,139
Furniture and equipment expense	1,133	1,087	1,091	1,070	1,066	3,311	3,271
Amortization of intangibles	266	263	261	265	316	790	871
FDIC premiums and assessments	227	227	244	274	363	698	1,109
Merger, acquisition, and divestiture expense	-	-	-	55	226	-	675
Other operating expense	5,064	5,383	5,355	4,420	5,509	15,802	15,527
Total noninterest expense	16,909	17,458	17,083	16,653	18,557	51,450	56,093

Efficiency Ratio

EFFICIENCY RATIO CALCULATION (Unaudited)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
	2017	2017	2017	2016	2016	2017	2016
(Amounts in thousands)
Noninterest expense, GAAP	$16,909	$17,458	$17,083	$16,653	$18,557	$51,450	$56,093
Non-GAAP adjustments
Merger, acquisition, and divestiture expense	-	-	-	(55)	(226)	-	(675)
OREO expense and net loss	(647)	(213)	(328)	(184)	(278)	(1,188)	(1,236)
Other non-core items	(64)	(327)	-	8	(168)	(391)	(372)
Adjusted noninterest expense	16,198	16,918	16,755	16,422	17,885	49,871	53,810

Net interest income, GAAP	22,050	22,294	21,141	20,957	21,121	65,485	63,923
Noninterest income, GAAP	7,135	5,475	5,691	6,238	5,895	18,301	20,828
Non-GAAP adjustments
Tax equivalency adjustment	470	481	497	520	509	1,448	1,561
Net impairment losses	-	-	-	-	4,635	-	4,646
Net loss (gain) on sale of securities	-	657	-	(388)	(25)	657	53
Net gain on divestitures	-	-	-	(619)	(3,065)	-	(3,065)
Other non-core items	(30)	(501)	(18)	(40)	(432)	(549)	(876)
Adjusted net interest and noninterest income	29,625	28,406	27,311	26,668	28,638	85,342	87,070

Non-GAAP efficiency ratio(1)	54.68%	59.56%	61.35%	61.58%	62.45%	58.44%	61.80%
GAAP efficiency ratio	57.94%	62.87%	63.67%	61.24%	68.69%	61.41%	66.19%

(1)	A non-GAAP financial measure computed by dividing adjusted noninterest expense by the sum of tax equivalent net interest income and adjusted noninterest income

Balance Sheet and Capital

CONDENSED CONSOLIDATED QUARTERLY BALANCE SHEETS (Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(Amounts in thousands, except per share data)	2017	2017	2017	2016	2016
Assets
Total cash and cash equivalents	$105,119	$106,799	$152,851	$76,307	$65,929
Securities available for sale	174,424	157,854	158,685	165,579	220,856
Securities held to maturity	25,182	25,216	47,092	47,133	72,182
Loans held for investment, net of unearned income
Non-covered	1,805,429	1,796,263	1,784,371	1,795,954	1,774,547
Covered	32,292	45,845	51,412	56,994	61,837
Less allowance for loan losses	(19,206)	(18,886)	(18,458)	(17,948)	(19,633)
Loans held for investment, net	1,818,515	1,823,222	1,817,325	1,835,000	1,816,751
FDIC indemnification asset	7,465	8,159	9,931	12,173	14,332
Premises and equipment, net	48,949	49,598	50,057	50,085	50,564
Other real estate owned, non-covered	3,543	3,914	4,477	5,109	4,052
Other real estate owned, covered	54	124	241	276	2,437
Interest receivable	5,156	5,072	5,059	5,553	5,498
Goodwill	95,779	95,779	95,779	95,779	101,776
Other intangible assets	6,417	6,683	6,947	7,207	7,964
Other assets	84,177	84,183	82,069	86,197	87,932
Total assets	$2,374,780	$2,366,603	$2,430,513	$2,386,398	$2,450,273

Liabilities
Deposits
Noninterest-bearing	$452,940	$443,800	$467,677	$427,705	$473,509
Interest-bearing	1,410,880	1,413,574	1,438,917	1,413,633	1,388,390
Total deposits	1,863,820	1,857,374	1,906,594	1,841,338	1,861,899
Securities sold under agreements to repurchase	83,783	86,011	90,653	98,005	118,532
FHLB borrowings	50,000	50,000	65,000	65,000	90,000
Other borrowings	-	-	244	15,708	15,707
Interest, taxes, and other liabilities	24,540	24,443	24,618	27,290	26,599
Total liabilities	2,022,143	2,017,828	2,087,109	2,047,341	2,112,737

Stockholders' equity
Common stock	21,382	21,382	21,382	21,382	21,382
Additional paid-in capital	228,510	228,326	228,176	228,142	227,884
Retained earnings	182,145	177,556	173,860	170,377	166,689
Treasury stock, at cost	(79,333)	(78,488)	(78,533)	(78,833)	(78,789)
Accumulated other comprehensive (loss) income	(67)	(1)	(1,481)	(2,011)	370
Total stockholders' equity	352,637	348,775	343,404	339,057	337,536
Total liabilities and stockholders' equity	$2,374,780	$2,366,603	$2,430,513	$2,386,398	$2,450,273

Shares outstanding at period-end	16,986,502	17,017,071	17,013,185	16,994,208	16,988,972
Book value per common share(1)	$20.76	$20.50	$20.18	$19.95	$19.87
Tangible book value per common share(2)	14.74	14.47	14.15	13.89	13.41

(1)	Stockholders' equity divided by as-converted common shares outstanding
(2)	A non-GAAP financial measure defined as stockholders’ equity less goodwill and other intangibles, divided by as-converted common shares outstanding

Asset Quality

SELECTED CREDIT QUALITY INFORMATION (Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(Amounts in thousands)	2017	2017	2017	2016	2016
Allowance for Loan Losses
Beginning balance	$18,886	$18,458	$17,948	$19,633	$21,099
Provision for (recovery of) loan losses charged to operations	730	934	492	500	(1,154)
Charge-offs	(717)	(902)	(357)	(2,485)	(772)
Recoveries	307	396	375	300	460
Net (charge-offs) recoveries	(410)	(506)	18	(2,185)	(312)
Ending balance	$19,206	$18,886	$18,458	$17,948	$19,633

Nonperforming Assets
Non-covered nonperforming assets
Nonaccrual loans	$18,942	$20,146	$18,537	$15,854	$17,487
Accruing loans past due 90 days or more	-	-	20	-	62
Troubled debt restructurings ("TDRs")(1)	141	100	-	114	115
Total non-covered nonperforming loans	19,083	20,246	18,557	15,968	17,664
OREO	3,543	3,914	4,477	5,109	4,052
Total non-covered nonperforming assets	$22,626	$24,160	$23,034	$21,077	$21,716

Covered nonperforming assets
Nonaccrual loans	$420	$446	$918	$608	$688
Total covered nonperforming loans	420	446	918	608	688
OREO	54	124	241	276	2,437
Total covered nonperforming assets	$474	$570	$1,159	$884	$3,125

Additional Information
Performing TDRs(2)	$8,101	$8,485	$8,593	$12,838	$13,336
Total TDRs(3)	8,242	8,585	8,593	12,952	13,451

Non-covered ratios
Nonperforming loans to total loans	1.06%	1.13%	1.04%	0.89%	1.00%
Nonperforming assets to total assets	0.97%	1.04%	0.97%	0.90%	0.91%
Non-PCI allowance to nonperforming loans	100.64%	93.24%	99.40%	112.32%	111.08%
Non-PCI allowance to total loans	1.06%	1.05%	1.03%	1.00%	1.11%
Annualized net charge-offs to average loans	0.09%	0.11%	0.00%	0.49%	0.07%

Total ratios
Nonperforming loans to total loans	1.06%	1.12%	1.06%	0.89%	1.00%
Nonperforming assets to total assets	0.97%	1.04%	1.00%	0.92%	1.01%
Allowance for loan losses to nonperforming loans	98.48%	91.27%	94.78%	108.28%	106.98%
Allowance for loan losses to total loans	1.05%	1.03%	1.01%	0.97%	1.07%
Annualized net charge-offs to average loans	0.09%	0.11%	0.00%	0.47%	0.07%

(1)	Accruing TDRs restructured within the past six months or nonperforming
(2)	Accruing TDRs with six months or more of satisfactory payment performance
(3)	Accruing total TDRs